UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

155 East Tropicana, LLC

155 East Tropicana Finance Corp.

(Exact name of registrant as specified in its charter)

Nevada Nevada	333-124924 333-124924	20-1363044 20-2546581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 597-6076

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01                                             Other Events.

On March 31, 2009, 155 East Tropicana, LLC issued a press release announcing that it elected not to make a scheduled interest payment that was due on April 1, 2009 on its 8¾% Senior Secured Notes due 2012 (the “Notes”).  The indenture governing the Notes provides for a 30 day grace period with respect to the interest payment.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01                                            Financial Statements and Exhibits.

                                                (d)                                 Exhibits.

Exhibit 99.1 — Press release issued March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 EAST TROPICANA, LLC
(Registrant)

	By:	/s/Deborah J. Pierce
Date: April 1, 2009		Deborah J. Pierce
	Its:	Chief Financial Officer